PIMCO Funds
Supplement dated August 28, 2024 to the International Bond Funds Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 1, 2024, as supplemented from time to time
Disclosure Related to the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)
Effective September 3, 2024, the advisory fee for the Fund, stated as a percentage of the Fund’s average daily net assets, will decrease by 0.05%. This advisory fee decrease will result in the Management Fees decreasing by 0.05% for the Institutional Class shares of the Fund.
Accordingly, effective September 3, 2024, in the Prospectus, corresponding changes are made to the Fund’s Annual Fund Operating Expenses table and the Expense Example following the table in the “Fund Summaries” section, and to the tables in the “Management of the Funds-Management Fees” and “Management of the Funds-Management Fees-Advisory Fees” sections. In addition, effective September 3, 2024, in the SAI, corresponding changes are made to the “Management of the Trust-Advisory Fee Rates” section.
Investors Should Retain This Supplement for Future Reference
PIMCO_SUPP1_082824